Exhibit (h)(2)(i)

AMENDED & RESTATED

SCHEDULE A

TRANSAMERICA FUNDS (Effective December 8, 2014)
Fund	Administrative Fee (of daily net assets)
Transamerica Arbitrage Strategy	0.025%
Transamerica Asset Allocation – Conservative Portfolio	0.0175%
Transamerica Asset Allocation – Growth Portfolio	0.0175%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.0175%
Transamerica Asset Allocation – Moderate Portfolio	0.0175%
Transamerica Bond	0.025%
Transamerica Capital Growth	0.025%
Transamerica Cayman Commodity Strategy, Ltd. (a subsidiary of Transamerica Commodity Strategy)	0.025%[1]
Transamerica Cayman Managed Futures Strategy, Ltd. (a subsidiary of Transamerica Managed Futures Strategy)	0.025%[2]
Transamerica Commodity Strategy	0.025%
Transamerica Concentrated Growth	0.025%
Transamerica Core Bond	0.025%
Transamerica Developing Markets Equity	0.025%
Transamerica Dividend Focused	0.025%
Transamerica Emerging Markets Debt	0.025%
Transamerica Emerging Markets Equity	0.025%
Transamerica Enhanced Muni	0.025%
Transamerica Flexible Income	0.025%
Transamerica Floating Rate	0.025%
Transamerica Global Bond	0.025%
Transamerica Global Equity	0.025%
Transamerica Global Real Estate Securities	0.025%
Transamerica Growth	0.025%
Transamerica Growth Opportunities	0.025%
Transamerica High Yield Bond	0.025%
Transamerica High Yield Muni	0.025%
Transamerica Income & Growth	0.025%
Transamerica Inflation Opportunities	0.025%
Transamerica Intermediate Bond	0.025%
Transamerica International Equity	0.025%
Transamerica International Equity Opportunities	0.025%
Transamerica International Small Cap	0.025%
Transamerica International Small Cap Value	0.025%
Transamerica Large Cap Value	0.025%
Transamerica Long/Short Strategy	0.025%
Transamerica Managed Futures Strategy	0.025%
Transamerica Mid Cap Growth	0.025%
Transamerica Mid Cap Value	0.025%
Transamerica MLP Energy & Income	0.025%
Transamerica Money Market	0.025%
Transamerica Multi-Managed Balanced	0.025%
Transamerica Multi-Manager Alternative Strategies Portfolio	0.0175%
Transamerica Opportunistic Allocation	0.025%
Transamerica Short-Term Bond	0.025%
Transamerica Small Cap Core	0.025%
Transamerica Small Cap Growth	0.025%
Transamerica Small Cap Value	0.025%
Transamerica Small/Mid Cap Value	0.025%

Transamerica Strategic High Income	0.025%
Transamerica Tactical Allocation	0.025%
Transamerica Tactical Income	0.025%
Transamerica Tactical Rotation	0.025%
Transamerica Total Return	0.025%
Transamerica Unconstrained Bond	0.025%
Transamerica US Growth	0.025%

1 So as to avoid duplicative fees, for purposes of calculating Administrative Services Fee rates, the assets in Transamerica Cayman Commodity Strategy, Ltd. will be aggregated with the assets of Transamerica Commodity Strategy.

2 So as to avoid duplicative fees, for purposes of calculating Administrative Services Fee rates, the assets in Transamerica Cayman Managed Futures Strategy, Ltd. will be aggregated with the assets of Transamerica Managed Futures Strategy.

TRANSAMERICA SERIES TRUST (Effective December 8, 2014)
Portfolio	Administrative Fee (of daily net assets)
Transamerica Aegon Active Asset Allocation - Conservative VP	0.025%
Transamerica Aegon Active Asset Allocation - Moderate Growth VP	0.025%
Transamerica Aegon Active Asset Allocation - Moderate VP	0.025%
Transamerica Aegon High Yield Bond VP	0.025%
Transamerica Aegon Money Market VP	0.025%
Transamerica Aegon U.S. Government Securities VP	0.025%
Transamerica AllianceBernstein Dynamic Allocation VP	0.025%
Transamerica Asset Allocation – Conservative VP	0.0175%
Transamerica Asset Allocation – Growth VP	0.0175%
Transamerica Asset Allocation – Moderate Growth VP	0.0175%
Transamerica Asset Allocation - Moderate VP	0.0175%
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP	0.025%
Transamerica BlackRock Global Allocation Managed Risk - Growth VP	0.025%
Transamerica BlackRock Global Allocation VP	0.025%
Transamerica BlackRock Tactical Allocation VP	0.025%
Transamerica Barrow Hanley Dividend Focused VP	0.025%
Transamerica Cayman BlackRock Global Allocation VP, Ltd. (a subsidiary of Transamerica BlackRock Global Allocation VP)	0.025%[3]
Transamerica Clarion Global Real Estate Securities VP	0.025%
Transamerica International Moderate Growth VP	0.0175%
Transamerica Janus Balanced VP	0.025%
Transamerica Jennison Growth VP	0.025%
Transamerica JPMorgan Core Bond VP	0.025%
Transamerica JPMorgan Enhanced Index VP	0.025%
Transamerica JPMorgan Mid Cap Value VP	0.025%
Transamerica JPMorgan Tactical Allocation VP	0.025%
Transamerica Legg Mason Dynamic Allocation – Balanced VP	0.025%
Transamerica Legg Mason Dynamic Allocation – Growth VP	0.025%
Transamerica Madison Balanced Allocation VP	0.025%
Transamerica Madison Conservative Allocation VP	0.025%
Transamerica Madison Diversified Income VP	0.025%
Transamerica Market Participation Strategy VP	0.025%
Transamerica MFS International Equity VP	0.025%
Transamerica Morgan Stanley Capital Growth VP	0.025%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.025%
Transamerica Multi-Manager Alternative Strategies VP	0.0175%
Transamerica Multi-Managed Balanced VP	0.025%
Transamerica PineBridge Inflation Opportunities VP	0.025%
Transamerica PIMCO Tactical – Balanced VP	0.025%

Transamerica PIMCO Tactical – Conservative VP	0.025%
Transamerica PIMCO Tactical – Growth VP	0.025%
Transamerica PIMCO Total Return VP	0.025%
Transamerica ProFund UltraBear VP	0.025%
Transamerica Systematic Small/Mid Cap Value VP	0.025%
Transamerica T.Rowe Price Small Cap VP	0.025%
Transamerica Torray Concentrated Growth VP	0.025%
Transamerica TS&W International Equity VP	0.025%
Transamerica Vanguard ETF Portfolio – Balanced VP	0.025%
Transamerica Vanguard ETF Portfolio – Conservative VP	0.025%
Transamerica Vanguard ETF Portfolio – Growth VP	0.025%
Transamerica Voya Balanced Allocation VP	0.025%
Transamerica Voya Conservative Allocation VP	0.025%
Transamerica Voya Intermediate Bond VP	0.025%
Transamerica Voya Large Cap Growth VP	0.025%
Transamerica Voya Limited Maturity Bond VP	0.025%
Transamerica Voya Mid Cap Opportunities VP	0.025%
Transamerica Voya Moderate Growth Allocation VP	0.025%
Transamerica WMC US Growth VP	0.025%
Transamerica WMC US Growth II VP	0.025%

3 So as to avoid duplicative fees, for purposes of calculating Administrative Services Fee rates, the assets in Transamerica Cayman BlackRock Global Allocation VP, Ltd. will be aggregated with the assets of Transamerica BlackRock Global Allocation VP.

TRANSAMERICA INCOME SHARES, INC. (Effective December 8, 2014)
Administrative Fee (of daily net assets)
Transamerica Income Shares, Inc.	0.025%

TRANSAMERICA PARTNERS FUNDS GROUP (Effective December 8, 2014)
Portfolio	Administrative Fee (of daily net assets)
Transamerica Partners Balanced	0.30%
Transamerica Partners Core Bond	0.30%
Transamerica Partners High Quality Bond	0.30%
Transamerica Partners High Yield Bond	0.30%
Transamerica Partners Inflation-Protected Securities	0.30%
Transamerica Partners International Equity	0.30%
Transamerica Partners Large Core	0.30%
Transamerica Partners Large Growth	0.30%
Transamerica Partners Large Value	0.30%
Transamerica Partners Mid Growth	0.30%
Transamerica Partners Mid Value	0.30%
Transamerica Partners Money Market	0.30%
Transamerica Partners Small Growth	0.30%
Transamerica Partners Small Value	0.30%
Transamerica Partners Small Core	0.30%
Transamerica Partners Stock Index	*
Transamerica Institutional Asset Allocation - Intermediate Horizon	**
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	**
Transamerica Institutional Asset Allocation - Long Horizon	**
Transamerica Institutional Asset Allocation – Short Horizon	**
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon	**

TRANSAMERICA PARTNERS FUNDS GROUP II (Effective December 8, 2014)
Portfolio	Administrative Fee (of daily net assets)
Transamerica Partners Institutional Balanced	0.05%
Transamerica Partners Institutional Core Bond	0.05%
Transamerica Partners Institutional High Quality Bond	0.05%
Transamerica Partners Institutional High Yield Bond	0.05%
Transamerica Partners Institutional Inflation-Protected Securities	0.05%
Transamerica Partners Institutional International Equity	0.05%
Transamerica Partners Institutional Large Core	0.05%
Transamerica Partners Institutional Large Growth	0.05%
Transamerica Partners Institutional Large Value	0.05%
Transamerica Partners Institutional Mid Growth	0.05%
Transamerica Partners Institutional Mid Value	0.05%
Transamerica Partners Institutional Money Market	0.05%
Transamerica Partners Institutional Small Core	0.05%
Transamerica Partners Institutional Small Growth	0.05%
Transamerica Partners Institutional Small Value	0.05%
Transamerica Partners Institutional Stock Index	*
Transamerica Asset Allocation - Intermediate Horizon	**
Transamerica Asset Allocation - Intermediate/Long Horizon	**
Transamerica Asset Allocation - Long Horizon	**
Transamerica Asset Allocation - Short Horizon	**
Transamerica Asset Allocation - Short/Intermediate Horizon	**

* Transamerica Partners Stock Index and Transamerica Partners Institutional Stock Index each pay a fee pursuant to an advisory contract with Transamerica Asset Management, Inc. which includes the provision of administrative services. No separate amounts are payable to TFS hereunder.

** Each Strategic Allocation Fund and Institutional Strategic Allocation Fund bears the administrative fees of the underlying funds in which it invests and no separate administrative fees are payable to TFS under this agreement.